UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2004

Worthington Industries, Inc. Deferred Profit Sharing Plan
(Exact name of registrant as specified in its charter)

Not applicable (State or other jurisdiction of incorporation)	33-57981 (Commission File Number)	31-1189815 (IRS Employer Identification No.)

200 Old Wilson Bridge Road,	Columbus, Ohio	43085

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (614) 438-3210

EXPLANATORY NOTE:

     On June 9, 2004, Worthington Industries, Inc. Deferred Profit Sharing Plan filed a Form 8-K to report changes in the independent auditors of its financial statements. This Form 8-K/A is being filed in order to clarify the discussion in the Form 8-K in respect of the independent auditors appointed effective as of June 7, 2004.

Item 4.	Changes in Registrant’s Certifying Accountant.

     PricewaterhouseCoopers LLP (“PwC”) has been the independent auditors of the financial statements of the Worthington Industries, Inc. Deferred Profit Sharing Plan (the “Plan”) since April 21, 2003. By letter dated June 2, 2004, PwC resigned as independent auditors for the Plan and the client relationship between PwC and the Plan has ceased.

     KPMG LLP has been engaged as the independent auditors of the Plan’s financial statements commencing with the audit of the financial statements for the plan year ended December 31, 2003. The Administrative Committee which administers the Plan approved the appointment of KPMG LLP for the Plan effective as of June 7, 2004.

     The report of independent auditors issued by PwC on the financial statements of the Plan as of and for the plan year ended December 31, 2002, the only plan year for which PwC issued a report in respect of the Plan’s financial statements, did not contain any adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. Further, during the period from April 21, 2003 through June 2, 2004, the period during which PwC served as independent auditors for the Plan, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure in respect of the Plan, which, if not resolved to PwC’s satisfaction, would have caused PwC to make reference to the subject matter of the disagreement in connection with any report of PwC on the Plan’s financial statements.

     None of the reportable events described in Item 304(a)(1)(v) of Regulation S-K occurred in respect of the Plan during the period from April 21, 2003 through June 2, 2004, the period during which PwC served as independent auditors for the Plan.

     Worthington Industries, Inc., the issuer of certain of the securities held pursuant to the Plan, provided PwC with a copy of the foregoing disclosures. We have requested a letter from PwC indicating whether it agrees with the disclosures in the first, third and fourth paragraphs. PwC’s letter dated June 21, 2004 is included with this Current Report on Form 8-K/A as Exhibit 16.

     During the Plan’s two most recent plan years ended December 31, 2003 and during the subsequent interim period through June 7, 2004, neither the Administrative Committee which administers the Plan nor anyone else on the Plan’s behalf consulted with KPMG LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, in respect of the Plan or regarding any of the other matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K as they may relate to the Plan.

Item 7.	Financial Statements and Exhibits.

(a) and (b)	Not Applicable

(c) Exhibit:	The following exhibit is being filed herewith:

Exhibit No.	Description

16	Letter from PricewaterhouseCoopers LLP regarding change in independent auditors for the Worthington Industries, Inc. Deferred Profit Sharing Plan

[Remainder of page intentionally left blank;
signature on following page.]

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Administrative Committee which administers the Worthington Industries, Inc. Deferred Profit Sharing Plan has duly caused this Current Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

WORTHINGTON INDUSTRIES, INC. DEFERRED PROFIT SHARING PLAN
Dated: June 21, 2004	By:	/s/ Dale T. Brinkman

Printed Name: Dale T. Brinkman Title: Member of the Administrative Committee which administers the Worthington Industries, Inc. Deferred Profit Sharing Plan

INDEX TO EXHIBITS

Current Report on Form 8-K/A

Exhibit No.	Description

16	Letter from PricewaterhouseCoopers LLP regarding change in independent auditors for the Worthington Industries, Inc. Deferred Profit Sharing Plan